Exhibit 99.1
Arista Networks, Inc. Reports First Quarter 2020 Financial Results
SANTA CLARA, Calif.- May 5, 2020 -- Arista Networks, Inc. (NYSE: ANET), an industry leader in software-driven cloud networking solutions for large datacenter and campus environments, today announced financial results for its first quarter ended March 31, 2020.
First Quarter Financial Highlights

•	Revenue of $523.0 million, a decrease of 5.3% compared to the fourth quarter of 2019, and a decrease of 12.2% from the first quarter of 2019.

•	GAAP gross margin of 64.7%, compared to GAAP gross margin of 64.5% in the fourth quarter of 2019 and 63.9% in the first quarter of 2019.

•	Non-GAAP gross margin of 65.6%, compared to non-GAAP gross margin of 65.2% in the fourth quarter of 2019 and 64.5% in the first quarter of 2019.

•	GAAP net income of $138.4 million, or $1.73 per diluted share, compared to GAAP net income of $201.0 million, or $2.47 per diluted share in the first quarter of 2019.

•	Non-GAAP net income of $161.7 million, or $2.02 per diluted share, compared to non-GAAP net income of $187.7 million, or $2.31 per diluted share in the first quarter of 2019.
"Arista delivered solid Q1 2020 financial results despite the global pandemic that we all are experiencing. We are committed to our employees' safety while bringing value to our customers, shareholders and community in these unpredictable times and believe we will emerge stronger in the long term,” stated Jayshree Ullal, Arista’s President and CEO.
Commenting on the company's financial results, Ita Brennan, Arista’s CFO, said, “We are pleased with our business execution in the quarter, with the majority of our team effectively working from home, yet continuing to engage productively with our customers, supply chain and other partners.”
First Quarter Company Highlights

•
Arista Networks announced that it has acquired Big Switch Networks, a network monitoring and SDN (Software Defined Networking) pioneer. The acquisition of Big Switch further strengthens the company’s network monitoring and observability suite delivered through Arista’s software platform CloudVision and DANZ (Data ANalyZer) capabilities.

•
Arista Networks Announced an Optical Line System for 400G - The Arista OSFP-LS is a highly compact, low power and cost-effective solution for increasing bandwidth between data centers without the need for external optical line systems. This pluggable OSFP form factor simplifies DWDM network deployment and reduces valuable rack space, appealing in particular to Tier2 Cloud and Internet Service Providers.

•
Ciena and Arista Complete Interoperability Testing of 400GbE-Optimized Transport Solution - Ciena and Arista completed an interoperability test of the industry’s most dense and spectrally-efficient 400GbE transport solution with the industry’s highest density native 400GbE router.

•
COVID-19 Response - A Letter from Our CEO - Arista plays a critical role in supporting the cloud communications and computing infrastructure that will keep the world running during these difficult times. The rapid acceleration of Covid-19 developments across the world has brought a new perspective to Arista's business, customers and community goals.

Financial Outlook
For the second quarter of 2020, we expect:

•	Revenue between $520 million to $540 million;

•	Non-GAAP gross margin of 63% to 65% and

•	Non-GAAP operating margin of approximately 35%
Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of acquisition-related intangible assets, and other non-recurring items. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis (see further explanation below under “Non-GAAP Financial Measures”).
Prepared Materials and Conference Call Information
Arista executives will discuss the first quarter financial results on a conference call at 1:30 p.m. Pacific time today. To listen to the call via telephone, dial (833) 287-7905 in the United States or (647) 689-4469 from outside the US. The Conference ID is 9769576.
The financial results conference call will also be available via live webcast on our investor relations website at https://investors.arista.com/. Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on Arista’s investor relations website.
Forward-Looking Statements
This press release contains “forward-looking statements” regarding our future performance, including quotations from management, statements in the section entitled “Financial Outlook,” such as estimates regarding revenue, non-GAAP gross margin and non-GAAP operating margin for the second quarter of fiscal year 2020, and statements regarding the introduction of new products and the expected benefits from the acquisition of Big Switch. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause actual results, performance or achievements to differ materially from those anticipated in or implied by the forward-looking statements including risks associated with: the impact of the COVID-19 pandemic on our business, the evolution and growth of the cloud networking market and the adoption by end customers of Arista’s cloud networking solutions; rapid technological and market change; Arista’s customer concentration; our ability to attract new large end customers or sell additional products and services to existing customers; competition in our products and services markets; changes in Arista’s customers’ demand for our products and services; changes in customer order patterns or customer mix; requests by large end customers for more favorable terms and conditions; general market, political, economic and business conditions such as the recent U.S. trade wars with China and the impact of public health pandemics like the COVID-19 pandemic; dependence on the introduction and market acceptance of new product offerings and standards including our 400G products as well as our campus and WiFi products; declines in the sales prices of our products and services; the timing of orders and manufacturing and customer lead times; and the benefits and impact of acquisitions; and other future events. Additional risks and uncertainties that could affect Arista can be found in our most recent Annual Report on Form 10-K filed with the SEC on February 14, 2020, and other filings that the company makes to the SEC from time to time. You can locate these reports through our website at https://investors.arista.com/ and on the SEC’s website at https://www.sec.gov/. All forward-looking statements in this press release are based on information available to the company as of the date hereof and Arista disclaims any obligation to publicly update or revise any forward-looking statement to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures
This press release and accompanying table contain certain non-GAAP financial measures including non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP operating margins, non-GAAP net income and non-GAAP diluted net income per share. These non-GAAP financial measures exclude stock-based compensation expense, amortization of acquisition-related intangible assets, other non-recurring charges or benefits, and the income tax effect of these non-GAAP exclusions. In addition, non-GAAP financial measures exclude net tax benefits associated with stock-based awards, which include excess tax benefits, and other discrete indirect effects of such awards. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes that these non-GAAP financial measures are useful to investors as an additional tool to evaluate ongoing operating results and trends. In addition, these measures are the primary indicators management uses as a basis for its planning and forecasting for future periods.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. A description of these non-GAAP financial measures and a reconciliation of the company’s non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.
The company’s guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of acquisition-related intangible assets, and other non-recurring items. The company does not provide guidance on GAAP gross margin or GAAP operating margin or the various reconciling items between GAAP gross margin and GAAP operating margin and non-GAAP gross margin and non-GAAP operating margin. A reconciliation of the non-GAAP financial measures guidance to the corresponding GAAP measures on a forward-looking basis is not available because stock-based compensation expense is impacted by the company’s future hiring and retention needs and the future fair market value of the company’s common stock, all of which are difficult to predict and subject to constant change. The actual amount of stock-based compensation expense will have a significant impact on the company’s GAAP gross margin and GAAP operating margin.
About Arista Networks
Arista Networks pioneered software-driven, cognitive cloud networking for large-scale datacenter and campus environments. Arista’s award-winning platforms redefine and deliver availability, agility, automation, analytics, and security. Arista has shipped more than twenty million cloud networking ports worldwide with CloudVision and EOS, an advanced network operating system. Committed to open standards across private, public and hybrid cloud solutions, Arista products are supported worldwide directly and through partners.
ARISTA, EOS, CloudEOS and CloudVision are among the registered and unregistered trademarks of Arista Networks, Inc. in jurisdictions around the world. Other company names or product names may be trademarks of their respective owners. Additional information and resources can be found at: https://www.arista.com.

Investor Contacts
Curtis McKee Corporate and Investor Development (408) 547-5701 curtism@arista.com	Charles Yager Product and Investor Advocacy (408) 547-5892 cyager@arista.com

ARISTA NETWORKS, INC.
Condensed Consolidated Statements of Operations
(Unaudited in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Revenue:
Product	$410,906	$505,415
Service	112,123	90,009
Total revenue	523,029	595,424
Cost of revenue:
Product	163,629	198,152
Service	21,149	16,702
Total cost of revenue	184,778	214,854
Gross profit	338,251	380,570
Operating expenses:
Research and development	113,154	119,669
Sales and marketing	57,086	51,053
General and administrative	18,349	15,506
Total operating expenses	188,589	186,228
Income from operations	149,662	194,342
Other income, net	12,157	12,333
Income before income taxes	161,819	206,675
Provision for income taxes	23,388	5,646
Net income	$138,431	$201,029
Net income attributable to common stockholders:
Basic	$138,431	$200,911
Diluted	$138,431	$200,918
Net income per share attributable to common stockholders:
Basic	$1.82	$2.65
Diluted	$1.73	$2.47
Weighted-average shares used in computing net income per share attributable to common stockholders:
Basic	76,264	75,920
Diluted	79,939	81,201

ARISTA NETWORKS, INC.
Reconciliation of Selected GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands, except percentages and per share amounts)

	Three Months Ended March 31,
	2020	2019
GAAP gross profit	$338,251	$380,570
GAAP gross margin	64.7%	63.9%
Stock-based compensation expense	1,327	1,098
Intangible asset amortization	3,660	2,625
Non-GAAP gross profit	$343,238	$384,293
Non-GAAP gross margin	65.6%	64.5%

GAAP income from operations	$149,662	$194,342
Stock-based compensation expense	27,556	24,291
Litigation expense	—	1,448
Intangible asset amortization	4,902	3,499
Acquisition-related costs (1)	11,860	—
Non-GAAP income from operations	$193,980	$223,580
Non-GAAP operating margin	37.1%	37.5%

GAAP net income	$138,431	$201,029
Stock-based compensation expense	27,556	24,291
Litigation expense	—	1,448
Intangible asset amortization	4,902	3,499
Acquisition-related costs	11,860	—
Gain on investment in privately-held companies	—	(1,150)
Tax benefit on stock-based awards	(14,502)	(37,054)
Income tax effect on non-GAAP exclusions	(6,555)	(4,333)
Non-GAAP net income	$161,692	$187,730

GAAP diluted net income per share attributable to common stockholders	$1.73	$2.47
Non-GAAP adjustments to net income	0.29	(0.16)
Non-GAAP diluted net income per share	$2.02	$2.31

Weighted-average shares used in computing diluted net income per share attributable to common stockholders	79,939	81,201

Summary of Stock-Based Compensation Expense:
Cost of revenue	$1,327	$1,098
Research and development	15,928	13,131
Sales and marketing	6,396	6,534
General and administrative	3,905	3,528
Total	$27,556	$24,291
(1) Represents non-recurring costs associated with our acquisition of Big Switch, and primarily include severance, retention bonuses, professional and consulting fees, and facilities restructuring costs.

ARISTA NETWORKS, INC.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	March 31, 2020	December 31, 2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$761,333	$1,111,286
Marketable securities	1,875,660	1,613,082
Accounts receivable, net	352,159	391,987
Inventories	261,798	243,825
Prepaid expenses and other current assets	85,949	111,456
Total current assets	3,336,899	3,471,636
Property and equipment, net	37,806	39,273
Acquisition-related intangible assets, net	89,373	45,235
Goodwill	84,781	54,855
Investments	4,150	4,150
Operating lease right-of-use assets	83,377	87,770
Deferred tax assets	448,432	452,025
Other assets	27,027	30,346
TOTAL ASSETS	$4,111,845	$4,185,290
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$84,815	$92,105
Accrued liabilities	100,443	140,249
Deferred revenue	332,175	312,668
Other current liabilities	55,574	52,052
Total current liabilities	573,007	597,074
Income taxes payable	58,507	55,485
Operating lease liabilities, non-current	78,502	83,022
Deferred revenue, non-current	264,600	262,620
Deferred tax liabilities, non-current	250,304	254,710
Other long-term liabilities	38,099	37,693
TOTAL LIABILITIES	1,263,019	1,290,604
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,149,224	1,106,305
Retained earnings	1,698,766	1,788,230
Accumulated other comprehensive income	828	143
TOTAL STOCKHOLDERS’ EQUITY	2,848,826	2,894,686
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,111,845	$4,185,290

ARISTA NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$138,431	$201,029
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other	10,208	8,362
Stock-based compensation	27,556	24,291
Noncash lease expense	4,073	3,689
Deferred income taxes	457	(718)
(Gain) on investments in privately-held companies	—	(1,150)
Amortization (accretion) of investment premiums (discounts)	1,042	(2,069)
Changes in operating assets and liabilities:
Accounts receivable, net	46,329	60,531
Inventories	(17,691)	(82,596)
Prepaid expenses and other current assets	25,751	30,664
Other assets	3,946	(2,475)
Accounts payable	(6,386)	(2,391)
Accrued liabilities	(39,450)	(19,014)
Deferred revenue	21	(50,756)
Income taxes payable	3,982	2,040
Other liabilities	(3,422)	660
Net cash provided by operating activities	194,847	170,097
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of marketable securities	414,503	302,264
Purchases of marketable securities	(674,649)	(332,247)
Business acquisitions, net of cash acquired	(66,225)	—
Purchases of property and equipment	(3,107)	(5,237)
Net cash used in investing activities	(329,478)	(35,220)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under equity plans	17,082	26,323
Tax withholding paid on behalf of employees for net share settlement	(1,740)	(1,850)
Repurchase of common stock	(227,895)	—
Net cash provided by (used in) financing activities	(212,553)	24,473
Effect of exchange rate changes	(2,691)	195
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(349,875)	159,545
CASH, CASH EQUIVALENTS AND RESTRICTED CASH —Beginning of period	1,115,515	654,164
CASH, CASH EQUIVALENTS AND RESTRICTED CASH —End of period	$765,640	$813,709